                                                                   Exhibit 10.35

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT by and among Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company") and William Oldenburg (the "Executive"), dated as of June 16, 2002 (the "Agreement"), is dated as of July 21, 2003.

         WHEREAS, the Company, Dreyer's Grand Ice Cream Holdings, Inc. (formerly known as New December, Inc.), a Delaware corporation ("New Dreyer's") and wholly owned subsidiary of the Company, December Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Dreyer's, Nestle Holdings, Inc., a Delaware corporation ("Nestle") and NICC Holdings, Inc., a Delaware corporation and wholly owned indirect subsidiary of Nestle ("NICC") have entered into an Agreement and Plan of Merger Contribution, dated as of June 16, 2002 (as such agreement may hereafter be amended, the "Merger Agreement"), pursuant to which, among other things, the Company and NICC have become wholly owned subsidiaries of New Dreyer's effective as of June 26, 2003; and

         WHEREAS, the Company and the Executive have entered into the Agreement to provide for the employment of the Executive by the Company, and the Executive wishes to serve the Company, in the capacities and on the terms and subject to the conditions set forth in the Agreement; and

         WHEREAS, in view of the fact that the Effective Time of the Merger (as defined in the Merger Agreement) occurred later than originally anticipated, the Company and the Executive agree that it is appropriate to amend the Agreement as set forth in this First Amendment; and

         WHEREAS, Section 9(c) of the Agreement requires that the Company cause New Dreyer's to become a party to and co-obligor under the Agreement;

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Vesting of Deferred Options. Section 1(b) of the Agreement is hereby amended to read as follows:

                           In consideration for the protections afforded to the
                  Executive under this Agreement, the Executive hereby waives the vesting of the Deferred Options (as defined below) that has occurred or may hereafter occur solely as a result of the applicability of the change-of-control provisions of Section 11 of the Company's Stock Option Plan (1993) (the "Option Plan") upon the approval of the Merger Agreement by the Board of Directors of the Company (the "Board") and/or the transactions contemplated by the Merger Agreement, and agrees that the Deferred Options shall vest in accordance with the schedule set forth in Exhibit A hereto, subject to the terms of the Deferred Options, the Option Plan and the provisions of Sections 4(a)(iv), 4(b)(iii) and 4(c)(v) of this Agreement. Notwithstanding the foregoing, if the Merger Agreement is terminated as a result of a Change in Control occurring before the Effective Time of the Merger: (i) such waiver and the preceding sentence shall be void unless expressly reaffirmed as contemplated by Section 1(a) above; and (ii) if such reaffirmation occurs, the Deferred Options shall vest in three equal annual installments on each of the first three anniversaries of the Agreement Effective Date, with each such annual installment including a pro-rata portion of each separate grant of Deferred Options. The "Deferred Options" means those stock options that have been granted to the Executive under the Option Plan that are outstanding on the date of this Agreement that would not be vested on the date of this Agreement, absent the fact that approval of the Merger Agreement by the Board caused them to vest pursuant to Section 11 of the Option Plan. In addition, the Executive consents to the treatment of his options to purchase Company common stock provided for in Section 2.11(e) of the Merger Agreement. Except as provided otherwise in this Agreement or the Merger Agreement, the Deferred Options shall continue to be subject to the Option Plan and the terms of the underlying award agreement, including without limitation the provision that vested Deferred Options will remain exercisable for at least three months following any termination of the Executive's employment for any reason, whether during or after the end of the Employment Period (but not after the expiration of the original option term).

         2. New Dreyer's. New Dreyer's acknowledges that, as required by Exection 9(c) of the Agreement: (a) as of the Effective Time of the Merger on June 26, 2003, New Dreyer's has become an additional party to the Agreement and a co-obligor with respect to the obligations of the Company under the Agreement; and (b) from and after the Effective Time of the Merger, the references in
Section 3(b) and 3(c) of the Agreement to the "Board" shall be deemed to refer to the Board of Directors of New Dreyer's, and all references in the Agreement to the Company shall be deemed to refer to both the Company and New Dreyer's.

         3. Agreement Ratified. The Agreement is ratified and confirmed without amendment, except as specifically provided above.

         4. Counterparts. This First Amendment may be executed simultaneously in two counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from their respective boards of directors, the Company and New Dreyer's each has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                           /s/  William Oldenburg
                                      ------------------------------------------
                                                 WILLIAM OLDENBURG

                                      DREYER'S GRAND ICE CREAM, INC.

                                      By:     /s/  T. Gary Rogers
                                          --------------------------------------
                                          Name:  T. Gary Rogers
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer

                                      DREYER'S GRAND ICE CREAM HOLDINGS, INC.

                                      By:     /s/  T. Gary Rogers
                                          -------------------------------------
                                          Name:  T. Gary Rogers
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer

                                    Exhibit A

                      VESTING SCHEDULE FOR DEFERRED OPTIONS

                                                                         Page: 1

OPTIONS AND AWARDS SUMMARY                                      DREYER'S GRAND ICE CREAM, INC.
                                                                File:                                              Optsum
[ ]
                                                                ID:94-2967523
                                                                Date:                                              8/4/2003

[ ]                                                             5929 College Avenue
                                                                Time:                                              3:51:16PM
                                                                As of: 6/27/2003
[ ]                                                             Oakland, California 94618

Current Market Value: $79.000000

WILLIAM R. OLDENBURG                                            ID: ###-##-####
326 GOLDEN MEADOW PLACE
ALAMO, CA 94507

OPTION NO.: 000563   OPTION DATE: 3/4/1997    SHARES: 40,000    PRICE: $15.191400     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted   Full Vest  Exercisable   Total Price    Expires      Date     Type    Shares    Value     Date         Reason       Shares
 16,000   3/4/1999     16,000      $ 243,062.40   3/4/2007
  8,000   3/4/2000      8,000      $ 121,531.20   3/4/2007
  8,000   3/4/2001      8,000      $ 121,531.20   3/4/2007
  8,000   3/4/2002      8,000      $ 121,531.20   3/4/2007
 40,000                40,000      $ 607,656.00

OPTION NO.: 000862   OPTION DATE: 3/3/1998    SHARES: 18,200    PRICE: $22.875000     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted    Full Vest  Exercisable   Total Price    Expires      Date     Type    Shares    Value     Date        Reason       Shares
 7,280     3/3/2000      7,280      $ 166,530.00   3/3/2008
 3,640     3/3/2001      3,640      $  83,265.00   3/3/2008
 3,640     3/3/2002      3,640      $  83,265.00   3/3/2008
 1,213    6/26/2004          0      $       0.00   3/3/2008
 1,213    6/26/2005          0      $       0.00   3/3/2008
 1,214     4/3/2006          0      $       0.00   3/3/2008
18,200                  14,560      $ 333,060.00

OPTION NO.: 000870   OPTION DATE: 3/3/1998    SHARES: 10,800    PRICE: $22.875000     PLAN: IS93      TYPE: ISO

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted    Full Vest  Exercisable   Total Price    Expires      Date     Type    Shares    Value     Date        Reason       Shares
 4,320     3/3/2000      4,320      $ 98,820.00    3/3/2008
 2,160     3/3/2001      2,160      $ 49,410.00    3/3/2008
 2,160     3/3/2002      2,160      $ 49,410.00    3/3/2008
   720    12/1/2003          0      $      0.00    3/3/2008
   720    12/1/2004          0      $      0.00    3/3/2008
   720     4/3/2006          0      $      0.00    3/3/2008
10,800                   8,640      $197,640.00

OPTION NO.: 000885   OPTION DATE: 2/23/1999   SHARES: 12,350    PRICE: $12.375000     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted    Full Vest  Exercisable   Total Price    Expires      Date     Type    Shares    Value     Date        Reason       Shares
 4,940     2/23/2001     4,940      $ 61,132.50   2/23/2009
 2,470     2/23/2002     2,470      $ 30,566.25   2/23/2009
 1,647     6/26/2004         0      $      0.00   2/23/2009
 1,647     6/26/2005         0      $      0.00   2/23/2009
 1,646      4/3/2006         0      $      0.00    3/3/2008
12,350                   7,410      $ 91,698.75

OPTION NO.: 001064   OPTION DATE: 2/23/1999   SHARES: 43,450    PRICE: $12.375000     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted   Full Vest   Exercisable    Total Price    Expires      Date     Type    Shares    Value     Date        Reason      Shares
17,380    2/23/2001     17,380      $ 215,077.50   2/23/2009
 8,690    2/23/2002      8,690      $ 107,538.75   2/23/2009
 5,793    6/26/2004          0      $       0.00   2/23/2009
 5,793    6/26/2005          0      $       0.00   2/23/2009
 5,794     4/3/2006          0      $       0.00   2/23/2009
43,450                  26,070      $ 322,616.25

OPTION NO.: 001135   OPTION DATE: 2/23/2000   SHARES: 41,950    PRICE: $17.343750     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted   Full Vest   Exercisable    Total Price    Expires      Date     Type    Shares    Value     Date        Reason      Shares
16,780    2/23/2002      16,780     $ 291,028.13   2/23/2010
 8,390    6/26/2004           0     $       0.00   2/23/2010
 8,390    6/26/2005           0     $       0.00   2/23/2010
 8,390     4/3/2006           0     $       0.00   2/23/2010
41,950                   16,780     $ 291,028.13

OPTION NO.: 001560   OPTION DATE: 2/14/2001   SHARES: 28,190    PRICE: $31.125000     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted   Full Vest   Exercisable    Total Price    Expires      Date     Type    Shares    Value     Date        Reason      Shares
     0    6/14/2002        0          $  0.00      2/14/2011
 9,397    6/26/2004        0          $  0.00      2/14/2011
 9,397    6/26/2005        0          $  0.00      2/14/2011
 9,396     4/3/2006        0          $  0.00      2/14/2011
28,190                     0          $  0.00

OPTION NO.: 001580   OPTION DATE: 2/7/2002    SHARES: 23,920    PRICE: $39.395000     PLAN: NQ93      TYPE: NQ

              V E S T I N G  S C H E D U L E                       T R A N S A C T I O N S             C A N C E L L A T I O N S
Granted   Full Vest   Exercisable    Total Price    Expires      Date     Type    Shares    Value     Date        Reason      Shares
     0    6/14/2002        0          $  0.00      2/7/2012
 7,973    6/26/2004        0          $  0.00      2/7/2012
 7,973    6/26/2005        0          $  0.00      2/7/2012
 7,974     4/3/2006        0          $  0.00      2/7/2012
23,920                     0          $  0.00

Total Options Exercisable:                        113,460
Total Price:                                $1,843,699.13
Total Potential Gain:                       $7,119,640.88